JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
AND JULIUS BAER GLOBAL INCOME FUND
                                                              SEMI-ANNUAL REPORT
                                                                  APRIL 30, 2000
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

     I am pleased to report on the activity and performance of the Julius Baer Investment Funds (the "Funds") for the six month period that ended April 30, 2000. During the first half of the fiscal year, the Julius Baer International Equity Fund ("Equity Fund") continued to provide shareholders with strong results, solidly outperforming its benchmark index and the average return of its competitors' funds. The Julius Baer Global Income Fund ("Income Fund"), while slightly outperforming its customized benchmark, did post a decline of less than 1% primarily due to the continuing difficult conditions in the world's bond markets. Further information on the Funds' performance as well as the economic outlook for the upcoming period, is detailed in the sections below.

JULIUS BAER INTERNATIONAL EQUITY FUND

     The Equity Fund's Class A shares returned on an annualized basis, +41.37% for the past 6 months, +65.61% over the past 12 months, +36.09% over the past
3 years, and +27.35% over the past 5 years versus MSCI EAFE's returns of +6.72%, +13.89%, +14.02%, and +10.35% over comparable periods. Returns for the Lipper International Equity Fund Index, a reasonable proxy for our competitors, were +13.57%, +22.53%, +15.10%, and +14.34% respectively.

                                                   AVERAGE ANNUAL TOTAL RETURN*--CLASS A SHARES
                                 ---------------------------------------------------------------------------------
                                      6-MONTH               1-YEAR               3-YEAR               5-YEAR
                                 10/31/99-04/30/00    04/30/99-04/30/00    04/30/97-04/30/00    04/30/95-04/30/00
                                 ------------------   ------------------   ------------------   ------------------

Julius Baer International
  Equity Fund.................             +41.37%              +65.61%               +36.09%              +27.35%
MSCI EAFE with net dividend
  reinvested..................              +6.72%              +13.89%               +14.02%              +10.35%
LIPPER International Equity
  Fund Index..................             +13.57%              +22.53%               +15.10%              +14.34%
Julius Baer International
  Equity Fund vs. MSCI EAFE...             +34.65%              +51.72%               +22.07%              +17.00%
Julius Baer International
  Equity Fund vs. LIPPER......             +27.80%              +43.08%               +20.99%              +13.01%

     We are pleased to report a successful start of the Equity Fund's "institutional share class" (Class I shares) launched on November 15, 1999. As of April 30, 2000 total net assets for the Class I shares was approximately USD
171.0 million. For the reporting period from November 15, 1999 through April 30, 2000 the Equity Fund's Class I shares achieved a performance gain of 29.05%.*

     The end of the reporting period marks the fifth anniversary of the current investment management team of the Equity Fund. The Equity Fund's long term success as outlined in the above chart, in our opinion, can be attributed to our active management and the investment style and discipline of our team. First, a significant part of our strong performance was due to our geographical and country allocation. We have consistently favored Europe at the expense of Japan; we successfully exited emerging markets in the aftermath of the Thai-Baht devaluation; and we invested in Greece in advance of its acceptance into the European Monetary Union ("EMU"). All of these geographic allocations proved to be rewarding for the Equity Fund. Second, our sector allocation has added value. We were heavily invested in European financial stocks in advance of the EMU, and last year we emphasized the telecommunication, media, and technology sectors both in Europe and Japan. Third, our asset allocation decisions have helped us reduce risk as well as improve portfolio returns. We have, at numerous times, raised our cash position during general market corrections or when our investments were losing favor in the marketplace. Finally, our stock selection has been equally rewarding as many of the portfolio holdings have experienced significant returns.

------------------
* Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense waiver in effect. Without it, total returns would have been lower.

     The Equity Fund's performance over the first half of the fiscal year is by far the best performance it has had on an absolute and relative basis despite having entered the period with a cash position of approximately 18% of fund assets. The large cash position was mainly due to our concern about the high valuations prevailing in worldwide equity markets. We redeployed most of the cash in November 1999 as worldwide equity markets and especially "new economy" stocks rallied on a daily basis as global bond yields began to fall. However, since early March 2000 the general rally in worldwide equities has reversed and at a quicker pace. As a result, the Equity Fund has underperformed and incurred some losses since then. We have reduced our exposure to the telecommunications, media, and technology sectors and reinvested some of the proceeds in "old economy" stocks while currently holding the balance in cash awaiting attractive investment opportunities and calmer financial markets.

     In Japan, we have reduced our exposure to approximately 10% with a bias towards "new economy" stocks. We remain frustrated by the slow pace of the economic recovery and the half-hearted efforts towards corporate restructuring. In Europe we are basically neutral but have significantly reduced our strong overweight in "new economy" companies and sold many of our investments in small and mid-cap companies, as we believe that liquidity becomes more valuable during volatile markets. Most of our foreign currency exposure versus the U.S. dollar is currently unhedged as we feel that the current strength in the U.S dollar is a little excessive.

     We maintain a significant exposure to Eastern Europe. We continue to believe that several countries in the region are serious candidates to join the European Union and, at a later stage, the EMU. However, we believe it will take several years before this occurs and there could be some bumps along the road, but markets may start to rally in anticipation. And for patient investors, we expect the gains to be significant because an EMU membership will cause a significant re-rating of the equity markets of those countries as the inherent investment risks and the cost of funding are greatly reduced.

JULIUS BAER GLOBAL INCOME FUND

     During the six month period ending April 30, 2000, the Income Fund's
Class A shares returned -0.43%* as compared to the customized benchmark of -0.46% (80% Merrill Lynch 1-10Yr US Government/Corporate Bond Index and 20% JP Morgan Global Government Non-US in US$ Bond Index). The Income Fund introduced a new "institutional share class" (Class I shares) on November 15, 1999. For the reporting period from November 15, 1999 through April 30, 2000 the Income Fund's Class I shares returned -0.99%.*

     The U.S. Federal Reserve ("Fed") raised the Federal Funds rate steadily from 5.25% to 6.00% over the reporting period and as of the date of this report, it stood at 6.5%. In the face of continued torrid growth and employment in the U.S., the Fed took steps to ensure that conditions were not too stimulative. Increasing productivity kept the Fed sanguine on the inflation picture through the middle of 1999, but as the U.S. economy continued to surge, they felt it prudent to step in.

     The action by the Fed pushed yields in short term U.S. Treasuries significantly higher. The 2-Year U.S. Treasury Note yield rose 0.96% to 6.68% and the 5-Year U.S. Treasury Note rose 0.70% to 6.54%. At the start of the year 2000, an interesting phenomenon also took hold of the U.S. Treasury bond market. U.S. short term bonds continued to sell off, but the long 30-year bond actually began to rally quite strongly. The long bond yield peaked at 6.75% in mid-January 2000 and then fell precipitously to 5.75% by early April. This caused a significant inversion of the U.S. bond yield curve. The 30-year bond yielded 0.40% more than the 2-Year U.S. Treasury did at the start of the period. By late April, the 30-year bond yielded 0.70% less than the 2-Year-U.S. Treasury. Long bonds rallied in the face of the Fed moves because of a very supportive technical supply picture. As the U.S. budget has marched into surplus, the need for future bond issuance by the U.S. Government has waned. During this period, the U.S. Treasury Department announced that it would buy back USD 30 billion dollars worth of long maturity U.S. Treasuries and commenced these operations on March 9th.

     The European Central Bank also began to raise official short term interest rates in the second half of 1999, from 2.5% to 3.75%. European economic growth appeared to be picking up and while inflation was not a threat, official interest rates need not be so stimulative. Short term bonds suffered a similar fate to U.S. bonds as yields on 5-Year bonds rose 0.60% to 5.0%. Long maturity bonds in Europe, although not supported by a supply story such as the U.S., rallied in sympathy with the U.S. The yield curve (30-year yields less 2 year yields) also flattened substantially from its peak of 200 basis points to 100 basis points. The Euro declined another 15% from 1.06 to 0.90 versus the U.S. dollar. Despite both rising interest rates and economic growth in Europe, the Euro has not rebounded and investor sentiment has been severely damaged. This was not purely a Euro event-however, the U.S. dollar rose against most foreign currencies over the reporting period. The British pound fell 7% and the Australian dollar and New Zealand dollar declined 8% and 5%, respectively, versus the U.S. dollar.

     The Japanese bond market continues to remain extremely uncorrelated to other developed bond markets. 10-year bond yields traded in a volatile range between 1.6% and 1.9%. The Japanese yen also fell nearly 10% versus the U.S. dollar from the start of the New Year through the end of February, but has since regained some ground.

     The Income Fund was well positioned to benefit from the rally in long maturity U.S. Treasuries at the start of the year. As the trend seemed to reverse in early April, we took some profit on these positions and reduced our duration to underweight versus the benchmark. U.S. Agency and Corporate bonds underperformed U.S. Treasuries markedly during the rally. As their bond yields appeared to offer good value we added to exposure at that time. We continue to hold Greek bond positions in favor of core Western European bonds. Greece received approval from the European Union to join the Euro in 2001 and there is still value in this convergence trade. We remain underweight in the Japanese bond market as ballooning budget deficits and the possibility of higher interest rates seem likely.

     We believe well selected, high grade global bonds offer attractive future potential relative to other asset classes at this juncture.

     Finally, we would like to express our appreciation to all shareholders for their support and the Fund's investment management team for their continued excellent work.

                                         Sincerely,


                                         /s/ Michael Quain
                                         Michael Quain
                                         President
                                         June 9, 2000

The views expressed in this shareholder letter reflect those of the President of the Funds only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                              VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                      ------------
CORPORATE BONDS -- 35.7%
                          UNITED STATES-29.5%
                          ABN-Amro Bank NV (Chicago)
USD            1,200,000    7.250% due 05/31/2005..........................................................   $  1,190,114
                          Conoco, Inc
USD            1,300,000    6.350% due 04/15/2009..........................................................      1,193,850
                          Ford Motor Credit Company
USD            1,250,000    6.125% due 04/28/2003..........................................................      1,202,947
                          IBP Inc
USD              970,000    7.950% due 02/01/2010..........................................................        979,389
                          Worldcom Inc
USD            1,000,000    6.125% due 08/15/2001..........................................................        986,150
                                                                                                              ------------
                                                                                                                 5,552,450
                                                                                                              ------------
                          NETHERLANDS-6.2%
                          Household Netherlands BV (Yankee)
USD            1,225,000    6.200% due 12/01/2003..........................................................      1,170,426
                                                                                                              ------------
                          TOTAL CORPORATE BONDS (COST $6,915,022)..........................................      6,722,876
                                                                                                              ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 31.1%
                          Federal Home Loan Mortgage Corporation
USD              400,000    5.750% due 07/15/2003..........................................................        384,188
                          Federal National Mortgage Association
USD              420,000    5.750% due 04/15/2003..........................................................        404,906
USD              750,000    7.250% due 01/15/2010..........................................................        747,656
                                                                                                              ------------
                                                                                                                 1,152,562
                                                                                                              ------------
                          U.S. Treasury Bond
USD              500,000    6.250% due 08/15/2023..........................................................        500,156
                                                                                                              ------------
                          U.S. Treasury Inflation Indexed Bonds
USD            2,000,000    3.801% due 04/15/2028..........................................................      2,012,001
                                                                                                              ------------
                          U.S. Treasury Inflation Indexed Notes
USD              610,000    3.806% due 01/15/2028..........................................................        624,268
                                                                                                              ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                              VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                      ------------
                          U.S. Treasury Note
USD              775,000    6.625% due 06/30/2001..........................................................   $    774,637
USD              435,000    5.500% due 05/15/2009..........................................................        409,784
                                                                                                              ------------
                                                                                                                 1,184,421
                                                                                                              ------------
                          TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $5,835,102)...................      5,857,596
                                                                                                              ------------
FOREIGN GOVERNMENT BONDS-18.8%
                          GREECE-10.3%
                          Hellenic Republic
GRD          280,000,000    8.900% due 03/21/2004..........................................................        872,445
GRD          357,300,000    8.600% due 03/26/2008..........................................................      1,062,588
                                                                                                              ------------
                                                                                                                 1,935,033
                                                                                                              ------------
                          AUSTRALIA-3.6%
                          Australian Government
AUD            1,100,000    9.750% due 03/15/2002..........................................................        681,467
                                                                                                              ------------
                          ITALY-2.9%
                          Republic of Italy
JPY           52,000,000    3.750% due 06/08/2005..........................................................        542,433
                                                                                                              ------------
                          FANCE-2.0%
                          Government of France
EUR              450,000    4.000% due 10/25/2009..........................................................        367,653
                                                                                                              ------------
                          TOTAL FOREIGN GOVERNMENT BONDS (COST $3,978,967).................................      3,526,586
                                                                                                              ------------
REPURCHASE AGREEMENTS--10.9% -- 51.0%
                          UNITED STATES-10.9%

USD            2,049,354  Investors Bank & Trust Repurchase Agreement, dated 04/28/2000, due 05/01/2000, with a maturity value of $2,050,198 and an effective yield of 4.940%, collateralized by a Federal Home Loan Mortgage Corporation Obligation, with a rate of 6.757%, a maturity of 08/01/2022 and a market value of $2,151,828 (Cost
                            $2,049,354)                                                                          2,049,354
                                                                                                              ------------
                          TOTAL INVESTMENTS -- 96.5% (COST 18,778,445).....................................     18,156,412
                          OTHER ASSETS AND LIABILITIES (NET) -- 3.5%.......................................        667,008
                                                                                                              ------------
                          TOTAL NET ASSETS -- 100.0%.......................................................   $ 18,823,420
                                                                                                              ============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
APRIL 30, 2000 (UNAUDITED)

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                      CONTRACTS TO RECEIVE
               ----------------------------------                     NET UNREALIZED
EXPIRATION            LOCAL             VALUE IN      IN EXCHANGE      APPRECIATION
   DATE              CURRENCY              USD          FOR USD        DEPRECIATION
----------     --------------------     ---------     -----------     --------------
 06/22/00         CAD       731,350       495,091        500,000        $   (4,909)
 05/26/00         EUR     1,200,000     1,093,389      1,158,960           (65,571)
 07/25/00         EUR       883,180       808,001        853,681           (45,680)
 07/25/00         EUR        80,000        73,190         77,576            (4,386)
 07/25/00         EUR       400,000       365,951        405,680           (39,729)
                                                                        ----------
               Net unrealized depreciation on forward foreign
              exchange contracts to buy..........................       $ (160,275)
                                                                        ==========

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                      CONTRACTS TO DELIVER
               -----------------------------------                     NET UNREALIZED
EXPIRATION             LOCAL             VALUE IN      IN EXCHANGE      APPRECIATION
   DATE              CURRENCY               USD          FOR USD       (DEPRECIATION)
----------     ---------------------     ---------     -----------     --------------
 05/26/00          EUR     1,200,000     1,093,389      1,250,880        $  157,491
 07/25/00          EUR       863,180       789,703        884,759            95,056
                                                                         ----------
               Net unrealized appreciation on forward foreign
              exchange contracts to sell..........................       $  252,547
                                                                         ==========

                             GLOSSARY OF CURRENCIES

  AUD   --  Australian Dollar                   GRD  -- Greek Drachma
  CAD   --  Canadian Dollar                     JPY  -- Japanese Yen
  EUR   --  Euro                                USD  -- United States Dollar


                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                             SHARE            MARKET
DESCRIPTION                                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------        ----------      ------------
COMMON STOCKS -- 84.0%
UNITED KINGDOM-13.1%
ARM Holdings Plc ADR...............................................................           115,300      $  3,660,775
Autonomy Corporation Plc...........................................................            30,625         4,073,130
BG Group Plc.......................................................................           315,000         1,878,081
BP Amoco Plc.......................................................................           511,198         4,412,611
British Airport Authority Plc......................................................               176             1,136
British Telecommunications Plc.....................................................            62,311         1,116,465
Colt Telecom Group Plc.............................................................             7,000         1,195,250
Diageo Plc.........................................................................           412,800         3,338,337
Glaxo Wellcome Plc.................................................................            98,521         3,038,213
HSBC Holdings Plc..................................................................            44,244           489,699
Lloyds TSB Group Plc...............................................................            76,752           750,333
Marconi Plc........................................................................            70,097           874,597
Netcall Plc........................................................................           111,963           226,581
Psion Plc..........................................................................            31,225         1,865,087
Reckitt Benckiser Plc..............................................................           308,390         3,149,264
Reuters Group Plc..................................................................            64,500         1,153,678
Royal Bank of Scotland Group Plc...................................................            23,828           369,632
Royal & Sun Alliance Insurance Group Plc...........................................               560             3,125
Shell Transport & Trading Company..................................................           450,000         3,660,191
Smithkline Beecham Plc.............................................................            72,783           995,352
Tesco Plc..........................................................................           805,071         2,744,626
Unilever Plc.......................................................................           408,718         2,451,158
Vodafone AirTouch Plc..............................................................           878,729         4,028,517
                                                                                                           ------------
                                                                                                             45,475,838
                                                                                                           ------------
JAPAN-12.8%
Acom Company Ltd...................................................................            17,000         1,636,565
Bank of Tokyo-Mitsubishi Ltd.......................................................            93,000         1,198,890
Canon Sales Company Inc............................................................               400             6,399
Circle K Japan Company Ltd.........................................................                66             2,570
Crayfish Company Ltd ADR*..........................................................            10,500           156,188
Daiwa Securities Company Ltd.......................................................           114,000         1,739,492
DDI Corporation....................................................................             2,710         3,107,597
Fast Retailing Company Ltd.........................................................             1,800           792,343
Fuji Television Network, Inc.......................................................             1,180         1,964,211
Fujitsu Ltd........................................................................            25,500           721,598

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                             SHARE            MARKET
DESCRIPTION                                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------        ----------      ------------
COMMON STOCKS -- CONTINUED
JAPAN -- CONTINUED
Furukawa Electric Company Ltd......................................................           184,000      $  2,550,664
Honda Motor Company Ltd............................................................            32,000         1,429,324
Internet Initiative Japan Inc ADR*.................................................               500            30,000
Ito-Yokado Company Ltd.............................................................            19,000         1,386,323
Japan Telecom Company Ltd..........................................................             1,100         5,594,858
Kao Corporation....................................................................            60,000         1,825,496
KDD Corporation....................................................................            26,900         3,114,514
Kirin Brewery Company Ltd..........................................................            46,000           598,530
Matsushita Communication Industrial Company Ltd....................................            11,000         1,723,216
Nikko Securities Company Ltd.......................................................           145,000         1,709,668
Nippon Telegraph & Telephone Corporation...........................................               790           978,961
Nippon Telegraph & Telephone Corporation ADR.......................................             5,375           338,625
Nomura Securities Company Ltd......................................................            61,000         1,534,378
NTT Data Corporation...............................................................               670           892,218
Ryohin Keikaku Company Ltd.........................................................             7,000         1,297,915
Sakura Bank Ltd....................................................................           242,000         1,696,361
Sankyo Company Ltd.................................................................            10,000           220,095
Sanwa Bank Ltd.....................................................................           131,000         1,264,752
SoftBank Corporation--New*.........................................................             6,000         1,481,481
SoftBank Corporation...............................................................             3,000           737,966
Sony Corporation...................................................................             5,400           624,220
Sony Corporation--New*.............................................................             5,400           619,725
Takeda Chemical Industries.........................................................            31,000         2,038,285
                                                                                                           ------------
                                                                                                             45,013,428
                                                                                                           ------------
FRANCE-12.1%
Accor SA...........................................................................            20,155           748,656
Aerospatiale Matra.................................................................             7,755           160,001
Alcatel Alsthom....................................................................            12,900         2,991,142
Axa-UAP............................................................................            22,100         3,277,581
Banque National De Paris...........................................................            34,047         2,752,250
Bouygues SA........................................................................             1,400           893,660
Bouygues SA--New*..................................................................                93            59,449
Canal Plus.........................................................................            16,400         3,161,454
Cap Gemini SA (a)..................................................................             3,294           646,971

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                             SHARE            MARKET
DESCRIPTION                                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------        ----------      ------------
COMMON STOCKS -- CONTINUED
FRANCE -- CONTINUED
Carrefour SA.......................................................................            50,940      $  3,316,494
Castorama Dubois...................................................................             1,470           320,801
Compagnie De Saint Goban...........................................................            22,500         3,070,933
Credit Lyonnais*...................................................................            36,000         1,402,686
France Telecom SA..................................................................             9,880         1,529,057
L'Oreal............................................................................                 1               678
Rhone Polenc.......................................................................            36,666         2,017,094
Societe Generale...................................................................             4,937         1,022,643
Suez Lyonnaise des Eaux............................................................            35,000         5,489,899
Total SA Class B...................................................................            40,389         6,129,522
Unilog SA..........................................................................             6,000           646,512
Vivendi............................................................................            29,329         2,901,572
                                                                                                           ------------
                                                                                                             42,539,055
                                                                                                           ------------
GERMANY-9.5%
ADVA AG Optical Networking*........................................................             8,400         4,613,424
Aixtron AG.........................................................................               600           154,399
Allianz AG (Registered)............................................................             5,100         1,963,024
AVA Allgemeine Handelsgesellschaft der Verbraucher AG..............................               940           542,761
BASF AG............................................................................            41,900         1,832,213
Bayer AG...........................................................................            61,700         2,555,529
Commerzbank AG.....................................................................            47,900         1,812,779
Deutsche Bank AG...................................................................            13,000           873,565
Epcos AG*..........................................................................             5,515           777,292
Infineon Technologies AG*..........................................................            14,400           991,864
Karstadt AG........................................................................             7,000           213,231
Medion AG..........................................................................             7,200           654,696
Metro AG...........................................................................             8,560           324,966
MobilCom AG........................................................................            21,174         2,579,971
Muenchener Rueckversicherungs-Gesellschaft AG (Registered).........................             6,600         1,935,445
Pandatel AG*.......................................................................            16,925         2,200,756
Pixelpark AG*......................................................................             7,750           817,461
Preussag AG........................................................................            13,000           536,669
PrimaCom AG*.......................................................................             8,225           639,454
Schering AG........................................................................            14,200         2,007,825

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                             SHARE            MARKET
DESCRIPTION                                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------        ----------      ------------
COMMON STOCKS -- CONTINUED
GERMANY -- CONTINUED
Singulus Technologies AG...........................................................             8,000      $    908,573
Steag Hamatech AG*.................................................................            31,600         1,672,312
Viag AG............................................................................           118,900         2,320,164
                                                                                                           ------------
                                                                                                             32,928,373
                                                                                                           ------------
SWEDEN-6.0%
Aspiro Information AB*.............................................................            13,830           416,845
Atlas Copco AB Class B.............................................................            86,500         1,979,516
Autoliv Inc ADR....................................................................            70,300         1,969,781
Cell Network AB*...................................................................            12,788           239,829
Electrolux AB Class B..............................................................           104,300         1,763,948
Ericsson AB Class B................................................................            65,340         5,813,349
Europolitian Holdings AB...........................................................           102,163         1,562,439
Framtidsfabriken AB................................................................            42,784           702,082
Icon Medialab International AB.....................................................            21,095           320,263
Infocast AB Class B*...............................................................            49,255           714,797
Information Highway AB*............................................................            60,187           618,129
Mandamus AB........................................................................               625             3,489
Modern Times Group MTG AB*.........................................................            25,300         1,245,512
Netcom Systems AB Class B*.........................................................            14,000           995,535
Nocom AB Class B*..................................................................            13,800           246,484
Nordic Baltic Holding AB...........................................................           239,000         1,502,007
Switchcore AB*.....................................................................            10,800           777,629
Tele 1 Europe Holding AB*..........................................................             2,500            39,350
Trio*..............................................................................            44,691           169,624
                                                                                                           ------------
                                                                                                             21,080,608
                                                                                                           ------------
FINLAND-5.0%
Comptel Oyj........................................................................            83,850         1,895,446
Helsingin Puhelin Oyj..............................................................            39,799         3,144,844
Nokia Oyj..........................................................................           100,640         5,774,404
Raisio Group Plc...................................................................            33,100            84,274
Sonera Group Oyj...................................................................            57,000         3,135,721
Stora Enso Oyj Class R.............................................................           190,578         1,966,871
UPM-Kymmene Oyj....................................................................            60,210         1,560,345

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                             SHARE            MARKET
DESCRIPTION                                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------        ----------      ------------
COMMON STOCKS -- CONTINUED
FINLAND -- CONTINUED
Valmet-Rauma Oyj...................................................................               181      $      2,386
                                                                                                           ------------
                                                                                                             17,564,291
                                                                                                           ------------
ITALY-4.3%
AEM SPA............................................................................           314,802         1,358,540
Assicurazioni Generali.............................................................            84,900         2,409,399
Banca Intesa SPA...................................................................           772,000         2,873,904
Eni Spa............................................................................           978,600         4,847,854
Gucci Group........................................................................             3,000           262,875
Instituto Nazionale delle Assicurazioni............................................           150,000           321,756
Telecom Italia Mobile..............................................................            88,000           840,593
Tiscali SPA........................................................................            43,000         2,292,427
                                                                                                           ------------
                                                                                                             15,207,348
                                                                                                           ------------
POLAND-3.5%
Agora SA*..........................................................................            52,395         1,260,059
Bank Handlowy w Warszawie..........................................................            80,700         1,159,047
Bank Polska Kasa Opieki SA*........................................................           150,000         1,778,523
Bank Rozwoju Eksportu SA...........................................................            52,860         1,655,570
BIG Bank Gdanski SA................................................................           114,600           283,295
Budimex SA*........................................................................           200,300         1,317,409
Elektrim SA*.......................................................................             5,000            63,758
Mostostal-Export SA................................................................            10,558             9,684
Netia Holdings SA ADR*.............................................................            62,500         1,722,656
OPTIMUS SA.........................................................................             5,800           202,416
Powszechny Bank Kredytow...........................................................            69,000         1,535,906
Telekomunikacja Polska SA..........................................................           179,000         1,381,544
                                                                                                           ------------
                                                                                                             12,369,867
                                                                                                           ------------
SWITZERLAND-3.1%
Adecco SA..........................................................................             1,139           935,829
Fantastic Corporation*.............................................................            50,790           928,285
Kuoni Reisen Holding (Registered)..................................................               130           563,872
Nestle SA (Registered).............................................................             1,000         1,765,184
Novartis AG (Registered)...........................................................             1,290         1,804,442
Roche Holding AG--Genusschein......................................................               900           941,180

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                             SHARE            MARKET
DESCRIPTION                                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------        ----------      ------------
COMMON STOCKS -- CONTINUED
SWITZERLAND -- CONTINUED
Roche Holdings AG..................................................................               460      $    551,562
SEZ Holding AG.....................................................................             1,447         1,340,126
Zurich Allied AG...................................................................             4,980         2,119,580
                                                                                                           ------------
                                                                                                             10,950,060
                                                                                                           ------------
NETHERLANDS-3.1%
Heineken NV........................................................................            37,375         2,073,090
ING Groep NV.......................................................................            53,394         2,914,041
Koninklijke (Royal) Philips Electronics NV.........................................            32,080         1,431,389
Laurus NV..........................................................................            46,514           496,968
United Pan-Europe Communications NV*...............................................            61,650         2,244,016
Vendex NV..........................................................................             8,099           124,827
Versatel Telecom International NV*.................................................            37,440         1,501,349
Wolters Kluwer NV..................................................................                36               850
                                                                                                           ------------
                                                                                                             10,786,530
                                                                                                           ------------
CZECH REPUBLIC-1.6%
Ceska Sporitelna AS*...............................................................           347,288         1,824,767
Ceske Radiokomunikace*.............................................................            22,500         1,019,529
Komercni Banka AS*.................................................................           115,728         2,666,837
                                                                                                           ------------
                                                                                                              5,511,133
                                                                                                           ------------
CANADA-1.6%
724 Solutions, Inc.................................................................             7,000           353,241
Canadian Imperial Bank of Commerce.................................................                64             1,679
Cell-Loc Inc.......................................................................            21,500           472,352
Certicom Corporation...............................................................            16,040           818,644
JDS Uniphase Corporation...........................................................            10,600         1,098,121
Nortel Networks Corporation........................................................            16,194         1,833,971
Research in Motion Ltd.............................................................            12,720           540,856
Royal Bank of Canada...............................................................             6,740           318,479
                                                                                                           ------------
                                                                                                              5,437,343
                                                                                                           ------------
TURKEY-1.4%
Aksigorta AS.......................................................................        11,622,000           308,929
Dogan Yayin Holding AS*............................................................        71,500,000         1,725,132

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                             SHARE            MARKET
DESCRIPTION                                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------        ----------      ------------
COMMON STOCKS -- CONTINUED
TURKEY -- CONTINUED
Haci Omer Sabanci Holding AS.......................................................        40,320,000      $    652,950
Netas Northern Electric Telekomunikasyon AS........................................         8,880,000         1,496,148
Turkiye Garanti Bankasi AS*........................................................        14,908,400           251,184
Yapi Ve Kredi Bankasi..............................................................        12,124,400           386,740
                                                                                                           ------------
                                                                                                              4,821,083
                                                                                                           ------------
NORWAY-1.1%
Christiania Bank Og Kreditkasse....................................................            79,600           368,185
NetCom ASA*........................................................................            34,752         1,378,354
Norsk Hydro........................................................................            53,900         1,972,208
                                                                                                           ------------
                                                                                                              3,718,747
                                                                                                           ------------
SPAIN-0.9%
Banco Popular Espanol SA...........................................................            87,850         2,372,496
Sogecable SA*......................................................................             2,100            88,889
Telefonica SA*.....................................................................            37,642           837,898
                                                                                                           ------------
                                                                                                              3,299,283
                                                                                                           ------------
HUNGARY-0.9%
Magyar Tavkozlesi Rt ADR...........................................................            18,980           660,741
Mol Magyar Olaj-Es Gazipari........................................................             1,950            34,365
OTP Bank Rt........................................................................            45,998         2,039,519
Synergon Information Systems.......................................................            30,000           319,750
                                                                                                           ------------
                                                                                                              3,054,375
                                                                                                           ------------
DENMARK-0.6%
Tele Danmark AS....................................................................            29,500         2,158,747
                                                                                                           ------------
PORTUGAL-0.6%
Banco Espirito Santo (Registered)..................................................            38,025           881,691
Portugal Telecom SA................................................................            57,500           641,534
Telecel-Comunicacoes Pessoais SA...................................................            28,500           450,922
                                                                                                           ------------
                                                                                                              1,974,147
                                                                                                           ------------
ESTONIA-0.5%
Estonian Telecom Ltd GDR...........................................................            70,100         1,612,300
                                                                                                           ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                             SHARE            MARKET
DESCRIPTION                                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------        ----------      ------------
COMMON STOCKS -- CONTINUED
BELGIUM-0.4%
Algemene Maatschappij voor Nijverheidskredit NV*...................................                90      $          7
Mobistar SA*.......................................................................            40,765         1,495,678
                                                                                                           ------------
                                                                                                              1,495,685
                                                                                                           ------------
EGYPT-0.3%
MobiNil--Egyptian Company for Mobile Services*.....................................            29,855         1,138,161
                                                                                                           ------------
UNITED STATES-0.3%
Poet Holdings, Inc.................................................................            16,000         1,018,416
                                                                                                           ------------
MALAYSIA-0.2%
Arab-Malaysian Merchant Bank.......................................................               358             1,357
Commerce Asset-Holding Berhad......................................................           110,000           309,733
Malayan Banking Berhad.............................................................            70,000           291,049
RHB Capital Berhad.................................................................           171,000           242,997
                                                                                                           ------------
                                                                                                                845,136
                                                                                                           ------------
GREECE-0.2%
Hellenic Telecommunication Organization SA.........................................            18,102           407,672
Interamerican SA...................................................................             5,490           113,546
National Bank of Greece............................................................             2,073            88,512
                                                                                                           ------------
                                                                                                                609,730
                                                                                                           ------------
HONG KONG-0.2%
China Everbright Ltd...............................................................            21,000            14,828
China Telecom (Hong Kong) Ltd*.....................................................            74,000           534,394
Hongkong.com Corporation*..........................................................           250,000            47,181
                                                                                                           ------------
                                                                                                                596,403
                                                                                                           ------------
AUSTRALIA-0.2%
Australia & New Zealand Bank Group.................................................             1,231             8,526
The News Corporation Ltd...........................................................            43,463           552,911
                                                                                                           ------------
                                                                                                                561,437
                                                                                                           ------------
IRELAND-0.1%
Bank of Ireland....................................................................            43,666           292,829
Bord Telecom Eireann Plc...........................................................            66,700           232,291
                                                                                                           ------------
                                                                                                                525,120
                                                                                                           ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                             SHARE            MARKET
DESCRIPTION                                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------        ----------      ------------
COMMON STOCKS -- CONTINUED
SINGAPORE-0.1%
DBS Group Holdings Ltd.............................................................            16,282      $    224,191
Singapore Press Holdings Ltd.......................................................             9,000           176,129
Singapore Telecommunications Ltd...................................................            86,000           123,959
                                                                                                           ------------
                                                                                                                524,279
                                                                                                           ------------
INDONESIA-0.1%
Bank Negara Indonesia*.............................................................         1,100,000            27,848
Pt Bank International Indonesia--Foreign*..........................................         2,400,000            30,380
Pt Indocement Tunggal Prakarsa*....................................................           178,000            69,848
Pt Indofood Sukses Makmur*.........................................................            46,000            31,443
Pt Indostat........................................................................            18,500            24,530
Pt Kalbe Farma*....................................................................         1,375,000           130,538
Pt Lippo Bank Tbk*.................................................................         5,020,000            95,316
Pt Semen Gresik....................................................................            23,000            23,873
Pt Telekomunikasi Indonesia........................................................           177,120            77,350
                                                                                                           ------------
                                                                                                                511,126
                                                                                                           ------------
THAILAND-0.1%
Bangkok Bank Public Company Ltd (Foreign Shares) (Registered)*.....................            67,000           113,529
Siam Commercial Bank (Foreign Shares)*.............................................           199,000           167,293
Thai Farmers Bank Public Company Ltd (Foreign Shares)*.............................           146,000           153,422
                                                                                                           ------------
                                                                                                                434,244
                                                                                                           ------------
PHILIPPINES-0.1%
Ayala Land Inc.....................................................................           205,000            32,276
Bank of the Philippine Islands.....................................................            47,500           106,425
Metropolitan Bank & Trust Company..................................................            20,906           116,468
Philippine Long Distance Telephone Company.........................................             2,440            43,735
                                                                                                           ------------
                                                                                                                298,904
                                                                                                           ------------
CHILE-0.0%
Vina Concha Y Toro.................................................................             2,500            96,719
                                                                                                           ------------
MAURITIUS-0.0%
New Mauritius Hotels Ltd...........................................................            23,500            38,609
State Bank of Mauritius Ltd........................................................            72,000            47,485
                                                                                                           ------------
                                                                                                                 86,094
                                                                                                           ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                             SHARE            MARKET
DESCRIPTION                                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------        ----------      ------------
COMMON STOCKS -- CONTINUED
NEW ZEALAND-0.0%
Lion Nathan........................................................................            27,000      $     54,543
Sky Network Television Ltd*........................................................             1,000            20,188
                                                                                                           ------------
                                                                                                                 74,731
                                                                                                           ------------
INDIA-0.0%
ICICI Bank Ltd ADR*................................................................             2,000            34,500
SSI Ltd GDR*.......................................................................             3,000            26,925
                                                                                                           ------------
                                                                                                                 61,425
                                                                                                           ------------
SOUTH AFRICA-0.0%
Edgars Consolidated Stores Ltd.....................................................               100               954
Nedcor Investment Bank Holdings....................................................             2,946             1,262
Nedcor Ltd.........................................................................             2,979            56,579
                                                                                                           ------------
                                                                                                                 58,795
                                                                                                           ------------
BRAZIL-0.0%
Telecomunicacoes Brasileiras*......................................................             5,000               138
                                                                                                           ------------
TOTAL COMMON STOCKS (COST $266,323,458)............................................                         294,439,099
                                                                                                           ------------
PREFERRED STOCKS -- 1.6%
GERMANY-1.6%
Henkel KGAA--Vorzug................................................................            36,500         2,124,125
Marschollek, Lautenschlaeger und Partner AG........................................             3,000         1,587,638
SAP AG--Vorzug.....................................................................             3,200         1,891,344
                                                                                                           ------------
TOTAL PREFERRED STOCKS (COST $5,243,062)...........................................                           5,603,107
                                                                                                           ------------
INVESTMENT FUNDS -- 0.0%
POLAND-0.0%
NFI Drugi SA*......................................................................             1,500               893
NFI Foksal SA*.....................................................................             1,500               859
NFI Fortuna SA*....................................................................             1,500             1,023
NFI Hetman SA*.....................................................................             1,500             1,248
NFI Kwiatkowski SA.................................................................             1,500             1,829
NFI Magna Polonia SA...............................................................             1,500             1,547
NFI Octava SA*.....................................................................             1,500             2,030
NFI Piast SA*......................................................................             1,500               715
NFI Pierwszy SA*...................................................................             1,500             1,225

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                             SHARE            MARKET
DESCRIPTION                                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------        ----------      ------------
INVESTMENT FUNDS -- CONTINUED
POLAND -- CONTINUED
NFI Progress SA*...................................................................             1,500      $      1,221
NFI Siodmy Kazimierza Wielkiego SA*................................................             1,500               805
NFI Trzeci SA*.....................................................................             3,000             3,691
NFI Victoria SA*...................................................................             1,500               883
NFI Zachodni SA*...................................................................             1,500             1,235
                                                                                                           ------------
TOTAL INVESTMENT FUNDS (COST $74,520)..............................................                              19,204
                                                                                                           ------------
RIGHTS -- 0.4%
HUNGARY-0.4%
Egis Rights*.......................................................................            29,680         1,302,940
Pick Szeged Rights*................................................................               534            20,287
                                                                                                           ------------
TOTAL RIGHTS (COST $1,575,662).....................................................                           1,323,227
                                                                                                           ------------
WARRANTS -- 0.0%
BRAZIL-0.0%
Brahma Warrants, expire 04/30/2003*................................................             9,993             1,383
                                                                                                           ------------
THAILAND-0.0%
Siam Commercial Bank Public Company Ltd Warrants, expire 06/22/2004*...............             2,100               541
                                                                                                           ------------
TOTAL WARRANTS (COST $507).........................................................                               1,924
                                                                                                           ------------


                                                                                              FACE
                                                                           CURRENCY          VALUE
                                                                           --------        ----------
CORPORATE BONDS -- 0.0%
GERMANY-0.0%
Preussag AG 2.125%, due 06/17/2004........................................    EUR              21,000            18,851
                                                                                                           ------------
PORTUGAL-0.0%
Jeronimo Martins 0.000%, due 12/30/2004...................................    PTE           2,879,000            16,388
                                                                                                           ------------
TOTAL CORPORATE BONDS (COST $36,906)......................................                                       35,239
                                                                                                           ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                                              FACE            MARKET
                                                                           CURRENCY          VALUE            VALUE
                                                                           --------        ----------      ------------
REPURCHASE AGREEMENTS -- 10.0%
UNITED STATES-10.0%
Investors Bank & Trust Repurchase Agreement, dated 04/28/2000, due 05/01/2000, with a maturity value of $25,010,292, and an effective yield of 4.940%, collateralized by U.S. Government and Agency
Obligations with rates ranging from 5.550% to 7.188%, with maturity dates ranging from 01/05/2004 to 05/15/2023 and an aggregate
market value of $36,975,366 (Cost $35,204,957)............................      USD        35,204,957      $ 35,204,957
                                                                                                           ------------
TOTAL INVESTMENTS--96.0% (COST $308,459,072)..............................                                  336,626,757
OTHER ASSETS AND LIABILITIES (NET)-4.0%...................................                                   14,038,889
                                                                                                           ------------
TOTAL NET ASSETS-100.0%...................................................                                 $350,665,646
                                                                                                           ============

NOTES TO THE SCHEDULE OF INVESTMENTS:
 ADR  American Depositary Receipt
 GDR  Global Depositary Receipt
 (a)  Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
   *  Non-income producing security.

                             GLOSSARY OF CURRENCIES

     EUR  --  Euro                             PTE  -- Portuguese Escudo
     USD  --  United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
APRIL 30, 2000
(PERCENTAGE OF NET ASSETS)

  At April 30, 2000, sector diversification of the Fund's investments was as follows:

                                                                                                                 MARKET
                                                                                                % OF NET         VALUE
                                                                                                 ASSETS         (NOTE 1)
                                                                                                ----------    ------------
INDUSTRY SECTOR
  Telephone Systems..........................................................................       13.0%     $ 45,698,029
  Communications.............................................................................       10.5        36,969,259
  Banking....................................................................................        9.0        31,517,568
  Electronics................................................................................        4.8        16,946,034
  Oil and Gas................................................................................        4.6        16,114,770
  Insurance..................................................................................        4.4        15,366,426
  Financial Services.........................................................................        4.4        15,286,791
  Pharmaceuticals............................................................................        3.7        12,972,929
  Computer Software and Processing...........................................................        3.7        12,842,497
  Media--Broadcasting and Publishing.........................................................        2.9        10,263,335
  Chemicals..................................................................................        2.7         9,640,303
  Retailers..................................................................................        2.6         9,009,069
  Beverages, Food and Tobacco................................................................        2.3         8,080,178
  Industrial--Diversified....................................................................        2.3         7,898,762
  Food Retailers.............................................................................        2.0         6,558,088
  Computers and Information..................................................................        1.1         3,909,700
  Commercial Services........................................................................        1.1         3,837,401
  Forest Products and Paper..................................................................        1.1         3,527,216
  Automotive.................................................................................        1.0         3,399,105
  Household Products.........................................................................        0.9         3,149,264
  Health.....................................................................................        0.8         2,743,865
  Other......................................................................................        7.1        25,691,211
                                                                                                  ------      ------------
TOTAL INVESTMENTS............................................................................       86.0       301,421,800
OTHER ASSETS AND LIABILITIES (NET)...........................................................       14.0        49,243,846
                                                                                                  ------      ------------
NET ASSETS...................................................................................      100.0%     $350,665,646
                                                                                                  ======      ============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)

                                                                                         JULIUS BAER        JULIUS BAER
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND               FUND
                                                                                         -------------    --------------------
ASSETS:
  Investments in securities, at value (Cost $16,729,091 and $273,254,115,
     respectively)....................................................................    $16,107,058         $301,421,800
  Repurchase agreements, at cost......................................................      2,049,354           35,204,957
  Foreign currency, at value (Cost $161,812 and $7,337,751, respectively).............        151,093            7,035,963
  Receivables:
     Investments sold.................................................................      1,168,553                   --
     Fund shares sold.................................................................          3,404           11,027,957
     Interest and dividends...........................................................        255,514              542,662
     Tax reclaim......................................................................             --              125,841
  Unrealized appreciation on forward foreign exchange contracts.......................        252,547                   --
  Prepaid expense.....................................................................            442                2,968
                                                                                          -----------         ------------
  Total Assets........................................................................     19,987,965          355,362,148
                                                                                          -----------         ------------
LIABILITIES:
  Payables:
     Investments purchased............................................................        972,625            3,993,808
     Fund shares repurchased..........................................................             --               83,702
     Investment advisory fee payable..................................................          7,653              466,550
  Unrealized depreciation on forward foreign exchange contracts.......................        160,275                   --
     Distribution and shareholder servicing fees......................................          8,219               89,605
  Accrued expenses and other payables.................................................         15,773               62,837
                                                                                          -----------         ------------
  Total Liabilities...................................................................      1,164,545            4,696,502
                                                                                          -----------         ------------
NET ASSETS............................................................................    $18,823,420         $350,665,646
                                                                                          ===========         ============
NET ASSETS CONSIST OF:
  Par value...........................................................................    $     1,683         $     12,307
  Paid in capital in excess of par value..............................................     20,359,541          298,578,915
  Undistributed net investment income.................................................         38,214              385,295
  Accumulated net realized gain (loss) on investments sold, forward foreign exchange
     contracts and foreign currency transactions......................................     (1,029,430)          23,781,032
  Net unrealized appreciation (depreciation) on investments, forward foreign exchange
     contracts and foreign currency related transactions..............................       (546,588)          27,908,097
                                                                                          -----------         ------------
NET ASSETS............................................................................    $18,823,420         $350,665,646
                                                                                          ===========         ============
  CLASS A.............................................................................    $18,234,651         $179,638,947
                                                                                          -----------         ------------
  CLASS I.............................................................................    $   588,769         $171,026,698
                                                                                          -----------         ------------
SHARES OUTSTANDING
  CLASS A.............................................................................      1,630,098            6,310,053
                                                                                          -----------         ------------
  CLASS I.............................................................................         52,682            5,997,696
                                                                                          -----------         ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  CLASS A.............................................................................    $     11.19         $      28.47
                                                                                          -----------         ------------
  CLASS I.............................................................................    $     11.18         $      28.52
                                                                                          -----------         ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2000 (UNAUDITED)

                                                                                         JULIUS BAER        JULIUS BAER
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                            FUND                FUND
                                                                                         -------------    --------------------
INVESTMENT INCOME:
  Interest............................................................................     $ 541,882          $    683,513
  Dividends+..........................................................................            --               922,998
                                                                                           ---------          ------------
                                                                                             541,882             1,606,511
EXPENSES:
  Investment advisory fee (Note 2)....................................................        43,181               821,153
  Custody and administration fees.....................................................        22,238               155,168
  Professional fees...................................................................        13,636                53,104
  Trustees' fees and expenses (Note 2)................................................         6,140                 6,140
  Registration and filing fees........................................................         8,277                 9,436
  Shareholder reports.................................................................         4,563                20,319
  Insurance premium expense...........................................................         2,280                10,348
  Miscellaneous fees..................................................................           648                   992
                                                                                           ---------          ------------
     Total expenses common to all classes.............................................       100,963             1,076,660
  Transfer agent fees
     Class A..........................................................................        10,281                12,296
     Class I..........................................................................         1,768                 1,039
  Sub-Administration fee (Class A) (Note 2)...........................................        12,285               161,770
  Distribution and shareholder servicing fees (Class A) (Note 2)......................        22,701               171,196
                                                                                           ---------          ------------
     Total gross expenses.............................................................       147,998             1,422,961
     Less: Fees waived by investment adviser (Note 2).................................       (27,552)             (161,279)
                                                                                           ---------          ------------
     Net expenses.....................................................................       120,446             1,261,682
                                                                                           ---------          ------------
NET INVESTMENT INCOME.................................................................       421,436               344,829
                                                                                           ---------          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
     Security transactions............................................................      (473,860)           24,389,010
     Forward foreign exchange contracts...............................................       (73,476)             (935,212)
     Foreign currency transactions....................................................        24,227               426,840
                                                                                           ---------          ------------
       Net realized gain (loss) on investments........................................      (523,109)           23,880,638
                                                                                           ---------          ------------
  Net change in unrealized appreciation (depreciation) on:
     Securities.......................................................................       (93,624)            2,462,345
     Forward foreign exchange contracts...............................................        95,283              (307,044)
     Currencies and net other assets..................................................          (350)               38,673
                                                                                           ---------          ------------
       Net change in unrealized appreciation (depreciation) of investments............         1,309             2,193,974
                                                                                           ---------          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................................      (521,800)           26,074,612
                                                                                           ---------          ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................     $(100,364)         $ 26,419,441
                                                                                           =========          ============

------------------
+ Net of foreign withholding taxes of $133,830 for the International Equity
  Fund.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FOR THE SIX MONTH
                                                                                         PERIOD ENDED         FOR THE YEAR
                                                                                        APRIL 30, 2000           ENDED
                                                                                         (UNAUDITED)         OCTOBER 31, 1999
                                                                                        -----------------    ----------------
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income................................................................      $   421,436         $    713,650
Net realized loss on investments.....................................................         (523,109)            (113,676)
Net change in unrealized appreciation (depreciation) of investments..................            1,309             (938,250)
                                                                                           -----------         ------------
Net decrease in net assets resulting from operations.................................         (100,364)            (338,276)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
  Distributions from net investment income
     Class A.........................................................................         (383,386)            (573,809)
     Class I*........................................................................          (13,567)                  --
  Distributions from capital
     Class A.........................................................................               --             (135,854)
FUND SHARE TRANSACTIONS:
     Class A.........................................................................       (2,788,860)           7,293,770
     Class I*........................................................................          609,412                   --
                                                                                           -----------         ------------
  Net increase (decrease) from Fund share transactions (Note 5)......................       (2,179,448)           7,293,770
                                                                                           -----------         ------------
  Net increase (decrease) in net assets..............................................       (2,676,765)           6,245,831
NET ASSETS:
Beginning of period..................................................................       21,500,185           15,254,354
                                                                                           -----------         ------------
End of period (including undistributed net investment income of $38,214 and $13,731,
  respectively)......................................................................      $18,823,420         $ 21,500,185
                                                                                           ===========         ============

* Commenced operations on November 15, 1999

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE SIX
                                                                                           MONTHS ENDED       FOR THE YEAR
                                                                                           APRIL 30, 2000        ENDED
                                                                                            (UNAUDITED)      OCTOBER 31, 1999
                                                                                           --------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss) ...........................................................    $    344,829       $   (333,855)
Net realized gain on investments .......................................................      23,880,638          7,480,316
Net change in unrealized appreciation of investments ...................................       2,193,974         18,661,526
                                                                                            ------------       ------------
Net increase in net assets resulting from operations ...................................      26,419,441         25,807,987
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
  Class A ..............................................................................        (252,502)        (1,455,339)
Distributions from capital
  Class A ..............................................................................      (7,074,976)                --
FUND SHARE TRANSACTIONS:
  Class A ..............................................................................      67,769,819          6,882,287
  Class I* .............................................................................     175,851,193                 --
                                                                                            ------------       ------------
  Net increase (decrease) from Fund share transactions (Note 5) ........................     243,621,012          6,882,287
                                                                                            ------------       ------------
Net increase in net assets .............................................................     262,712,975         24,352,648
NET ASSETS:
Beginning of period ....................................................................      87,952,671         56,717,736
                                                                                            ------------       ------------
End of period (including undistributed net investment income of $385,295 and $292,968,
  respectively) ........................................................................    $350,665,646       $ 87,952,671
                                                                                            ============       ============

* Commenced operations on November 15, 1999

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS A                                            CLASS I
                               ---------------------------------------------------------------------------------    --------------
                               SIX MONTHS                                                                             PERIOD
                                  ENDED                              YEAR ENDED OCTOBER 31,                            ENDED
                               APRIL 30, 2000    ---------------------------------------------------------------    APRIL 30, 2000
                               (UNAUDITED)          1999            1998           1997       1996        1995      (UNAUDITED)
                               --------------    ----------        -------        -------    -------     -------    --------------
Net Asset Value, beginning of
  period......................     $  11.48      $    12.22        $ 11.70        $ 12.01    $ 12.11     $ 11.16       $  11.54*
                                   --------      ----------        -------        -------    -------     -------       --------
Income (Loss) from investment
  operations:
  Net investment income.......         0.26            0.51(2)        0.48           0.50       0.59        0.59(1)        0.23
  Net realized and unrealized
    gain (loss) on
    investments...............        (0.31)          (0.77)          0.59          (0.13)      0.36        0.92          (0.34)
                                   --------      ----------        -------        -------    -------     -------       --------
    Total income (loss) from
      investment operations...        (0.05)          (0.26)          1.07           0.37       0.95        1.51          (0.11)
                                   --------      ----------        -------        -------    -------     -------       --------
Less distributions:
  From (in excess of) net
    investment income
    (loss)....................        (0.24)          (0.41)         (0.55)         (0.58)     (1.05)      (0.56)         (0.25)
  From capital (Note 1).......           --           (0.07)            --          (0.10)        --          --             --
                                   --------      ----------        -------        -------    -------     -------       --------
    Total distributions.......        (0.24)          (0.48)         (0.55)         (0.68)     (1.05)      (0.56)         (0.25)
                                   --------      ----------        -------        -------    -------     -------       --------
Net Asset Value, end of period     $  11.19      $    11.48        $ 12.22        $ 11.70    $ 12.01     $ 12.11       $  11.18
                                   ========      ==========        =======        =======    =======     =======       ========
Total Return..................        (0.43)%         (2.17)%         9.43%          3.24%      8.25%      13.90%         (0.99)%
                                   ========      ==========        =======        =======    =======     =======       ========
Ratios/Supplemental Data:
Net assets, end of period (in
  000's)......................     $ 18,235      $   21,500        $15,254        $11,889    $14,584     $17,327       $    589
Ratio of net investment income
  to average net assets.......         4.50%+          4.11%          3.93%          4.32%      4.71%       5.19%          4.32%+
Ratio of total expenses to
  average net assets..........         1.28%(3)+       1.36%(2)(3)    1.77%(2)(3)    1.99%      2.53%(2)    2.15%(2)       1.42%(3)+
Portfolio turnover rate.......           54%            136%           269%           162%       219%        319%            54%
                                   ========      ==========        =======        =======    =======     =======       ========

------------------
 +  Annualized

 * Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the ending net asset value of Class A shares on the day prior to commencement of operations.

(1) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since the use of the undistributed income method does not accord with results of operations.

(2) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 1.36%, 1.77%, 2.43% and 2.05% for the years ended October 31, 1999, 1998, 1996 and 1995, respectively.

(3) Net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio would have been 1.66% for Class A shares and 1.80% for Class I shares for the six months ended April 30, 2000, and 1.69% and 1.83% for Class A shares for the years ended October 31, 1999 and 1998, respectively.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS A                                            CLASS I
                                -------------------------------------------------------------------------------     --------------
                                SIX MONTHS                                                                            PERIOD
                                   ENDED                             YEAR ENDED OCTOBER 31,                            ENDED
                                APRIL 30, 2000    -------------------------------------------------------------     APRIL 30, 2000
                                (UNAUDITED)          1999           1998          1997       1996          1995       (UNAUDITED)
                                --------------    ----------       -------       -------    -------       -------   --------------
Net Asset Value, beginning of
  period . .....................    $  21.80      $    15.39       $ 13.41       $ 11.43    $ 10.13       $ 11.30      $  22.19*
                                   --------       ----------       -------       -------    -------       -------      --------
Income from investment
  operations:
  Net investment income
    (loss)......................       (0.01)          (0.07)        (0.03)(2)    0.00(1)(2)   (0.02)(2)    (0.06)(1)      0.07
  Net realized and unrealized
    gain (loss) on
    investments.................        8.50            6.87          2.16          2.02       1.32         (1.11)         6.26
                                   --------       ----------       -------       -------    -------       -------      --------
    Total income (loss) from
      investment operations.....        8.49            6.80          2.13          2.02       1.30         (1.17)         6.33
                                   --------       ----------       -------       -------    -------       -------      --------
Less distributions:
From net realized gains on
  investments...................       (1.76)          (0.39)           --            --         --            --            --
In excess of net investment
  income........................       (0.06)             --         (0.15)        (0.04)        --            --            --
                                   --------       ----------       -------       -------    -------       -------      --------
  Total distributions...........       (1.82)          (0.39)        (0.15)        (0.04)        --            --            --
                                   --------       ----------       -------       -------    -------       -------      --------
Net Asset Value, end of
  period........................    $  28.47      $    21.80       $ 15.39       $ 13.41    $ 11.43       $ 10.13      $  28.52
                                   ========       ==========       =======       =======    =======       =======      ========
Total Return....................       41.37%          44.84%        16.10%        17.68%     12.73%       (10.35)%       29.05%
                                   ========       ==========       =======       =======    =======       =======      ========
Ratios/Supplemental Data:
Net assets, end of period (in
  000's)........................    $179,639      $   87,953       $56,718       $44,302    $19,161       $ 9,643      $171,027
Ratio of net investment income
  (loss) to average net
  assets........................       (0.07)%+        (0.48)%       (0.15)%        0.00%     (0.58)%       (0.63)%        0.92%+
Ratio of total expenses to
  average net assets............        1.38%(2)+       1.96%(3)      1.85%(2)(3)    1.79%(2)  2.46%(2)(3)   2.84%(3)      0.79%(2)+
Portfolio turnover rate.........          41%             73%          134%           94%        67%          116%           41%

------------------
 +  Annualized.

 * Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the ending net asset value of Class A shares on the day prior to commencement of operations.

(1) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since the use of the undistributed income method does not accord with results of operations.

(2) Net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio would have been 1.53% for Class A shares and 0.94% for Class I shares for the six months ended April 30, 2000, and 2.09%, 2.29% and 2.96% for Class A shares for the years ended October 31, 1998, 1997 and 1996, respectively.

(3) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio would have been 1.96%, 1.87%, 2.37% and 2.67% for Class A shares for the years ended October 31, 1999, 1998, 1996 and 1995, respectively.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

     Julius Baer Investment Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers two investment funds: Julius Baer Global Income Fund (the "Income Fund") and Julius Baer International Equity Fund (the "Equity Fund") (individually, a "Fund" and collectively, the "Funds"). The Trust is a Massachusetts business trust.

     Effective November 17, 1999, a new class of shares, Class I, was offered for both Funds in addition to the existing Class A shares. The two classes of shares are offered to different types of investors and have different expense structures, as outlined in the Trust's Prospectus.

     The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including United States (U.S.) dollars. The Equity Fund's investment objective is long-term growth of capital from investing in a diversified portfolio of common stocks of foreign issuers of all sizes.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Portfolio valuation: Generally, each Fund's investments are valued at market value. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. In the absence of a readily available market value, fair value is determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation, in return for the use of the Fund's available cash, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks.

     Foreign currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

     Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Option contracts: Purchase of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss equal to the premium paid. When a Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchased upon exercise.

     Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

     Amortization of bond premium and accretion of bond discount: Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

     Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Income Fund declares and pays monthly dividends. The Equity Fund declares and pays dividends from its net investment income, if any, annually. Both Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

of the Board of Trustees to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

     Federal income taxes: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Bank Julius Baer & Co., Ltd., New York Branch ("Bank Julius Baer") serves as the investment adviser. The Income Fund pays Bank Julius Baer a quarterly fee calculated at an annual rate of 0.50% of average daily net assets. The adviser has voluntarily agreed to waive 0.325% of its advisory fee on the first
$25 million of the Income Fund's average daily net assets. The Equity Fund pays Bank Julius Baer a quarterly fee calculated at an annual rate of 0.75% of average daily net assets. The adviser has voluntarily agreed to waive 0.15% of its advisory fee for the International Equity Fund. The waivers can be terminated at any time.

     Effective November 17, 1999, Bank Julius Baer serves as Co-Administrator of the Class A shares and is paid a fee for providing administrative and shareholder services at an annual rate of 0.25% and 0.15% of average daily net assets of the Equity and Income Fund, respectively.

     No director, officer or employee of Bank Julius Baer or any affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Funds.

     The Funds have entered into expense offset arrangements as part of their custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian.

     For the period ended April 30, 2000 the Equity Fund incurred total brokerage commissions of $814,130 of which $177,669 was paid to affiliates of the adviser.

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") for the Class A shares pursuant to Rule 12b-1 of the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of the Fund. The adviser and the co-administrator may pay additional marketing costs out of their profits.

     Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments, during the six months ended April 30, 2000 were as follows:

                                                                            COST OF        PROCEEDS
                                                                            PURHASES      FROM SALES
                                                                          ------------    -----------
Income Fund............................................................   $  5,973,607    $ 5,637,172
Equity Fund............................................................    281,668,061     80,166,434

     Cost of purchases and proceeds from sales of long-term U.S. Government securities during the six months ended April 30, 2000 were $2,719,907 and $3,818,387, respectively for the Income Fund.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

     At April 30, 2000, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                                                             UNREALIZED      UNREALIZED
                                                                            APPRECIATION     DEPRECIATION
                                                                            -------------    ------------
Income Fund..............................................................    $   114,215      $  736,248
Equity Fund..............................................................     51,271,228      23,103,543

5. SHARES OF BENEFICIAL INTEREST

     The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Income Fund and the Equity Fund were as follows:

                                                            SIX MONTH PERIOD ENDED
                                                                   04/30/00                 YEAR ENDED 10/31/99
                                                          --------------------------     -------------------------
                                                            SHARES         AMOUNT          SHARES        AMOUNT
                                                          ----------    ------------     ----------    -----------
INCOME FUND:
CLASS A
  Sold.................................................      213,239    $  2,408,617      1,114,316    $13,085,932
  Issued as reinvestment of dividends..................       31,584         355,392         51,781        609,359
  Redeemed.............................................     (488,001)     (5,552,869)      (541,028)    (6,401,521)
                                                          ----------    ------------     ----------    -----------
     Net increase (decrease)...........................     (243,178)     (2,788,860)       625,069    $ 7,293,770
                                                          ==========    ============     ==========    ===========
CLASS I*
  Sold.................................................       68,167    $    783,631
  Issued as reinvestment of dividends..................        1,206          13,567
  Redeemed.............................................      (16,691)       (187,786)
                                                          ----------    ------------
     Net increase......................................       52,682    $    609,412
                                                          ==========    ============
EQUITY FUND:
CLASS A
  Sold.................................................    4,571,723    $135,199,391      2,012,216    $37,678,745
  Issued as reinvestment of dividends..................      288,790       6,382,259         59,878      1,019,125
  Redeemed.............................................   (2,585,866)    (73,811,831)    (1,722,047)   (31,815,583)
                                                          ----------    ------------     ----------    -----------
     Net increase......................................    2,274,647      67,769,819        350,047    $ 6,882,287
                                                          ==========    ============     ==========    ===========
CLASS I*
  Sold.................................................    6,084,767    $178,346,697
  Issued as reinvestment of dividends..................           --              --
  Redeemed.............................................      (87,071)     (2,495,504)
                                                          ----------    ------------
     Net increase......................................    5,997,696    $175,851,193
                                                          ==========    ============

------------------
*  Commenced operations on November 17, 1999

6. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

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


                                   Julius Baer
                                     Global
                                     Income
                                      Fund

                                   Julius Baer
                                  International
                                     Equity
                                      Fund

                                 April 30, 2000



This report is sent to the shareholders of the Julius Baer Investment Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in the report.



                                                              SEMI-ANNUAL REPORT




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